Exhibit 99.1
                                  ------------

         THE MORTGAGE POOL

                  Unless otherwise noted, all statistical percentages or weighted averages set forth are measured as a percentage of the aggregate principal balance of the Mortgage Loans in the related Loan Group or in the aggregate as of the Cut-off Date (the " Cut-off Date Principal Balance"). The " Principal Balance" of a Mortgage Loan as of any date is equal to the principal balance of such Mortgage Loan at its origination, less the sum of scheduled and unscheduled payments in respect of principal made on such Mortgage Loan, whether received or advanced. The " Pool Balance" as of any date is equal to the aggregate of the Principal Balances of the Mortgage Loans in both Loan Groups.

                  The Mortgage Loans consist of approximately 8,733 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,499,999,999. The Group I Mortgage Loans consist of approximately 4,311 Mortgage Loans with a Cut-off Date Principal Balance of approximately $627,746,391. The Group II Mortgage Loans consist of approximately 4,422 Mortgage Loans with a Cut-off Date Principal Balance of approximately $872.253,609.

                  All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a " Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").

                  Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 86.17% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 13.83% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group I Mortgage Loans"). Approximately 88.35% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the " Adjustable-Rate Group II Mortgage Loans") and approximately 11.65% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group II Mortgage Loans"). Approximately 87.44% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the " Adjustable-Rate Mortgage Loans") and approximately 12.56% of the Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Mortgage Loans").

                  Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

                  Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an " Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.19% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.21% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.20% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until ONE YEAR after the date of origination, (ii) the first adjustment of the rates for approximately 78.50% of the Adjustable-Rate Group I Mortgage Loans and approximately 79.36% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 79.00% of the Adjustable-Rate

Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until TWO YEARS after the date of origination, (iii) the first adjustment of the rates for approximately 16.96% of the Adjustable-Rate Group I Mortgage Loans and approximately 16.31% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 16.58% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until THREE YEARS after the date of origination and (iv) the first adjustment of the rates for approximately 4.19% of the Adjustable-Rate Group I Mortgage Loans and approximately 3.82% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 3.97% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until FIVE YEARS after the date of origination (each such Adjustable-Rate Mortgage Loan, a " Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the " Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.995% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.992% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.993% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the " Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the " Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

                  Approximately 34.13% of the Group I Mortgage Loans, approximately 46.00% of the Group II Mortgage Loans and approximately 41.03% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an " Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

                  Approximately 78.92% of the Group I Mortgage Loans, approximately 79.81% of the Group II Mortgage Loans and approximately 79.44% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 48 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 66.55% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the " Parity Act"), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision's ruling does not retroactively affect loans originated before July 1, 2003.

         MORTGAGE LOAN STATISTICS FOR ALL  MORTGAGE LOANS

                  The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

                  Approximately 99.73% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 103.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 99.29%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

                  All of the Mortgage Loans, all of the Mortgage Loans have a scheduled payment due each month (the " Due Date") on the first day of the month.

                  The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to April 2004 or after December 2004, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is November 2034.

                  The average Principal Balance of the Mortgage Loans at origination was approximately $171,903. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $171,762. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $997,273 or less than approximately $24,931.

                  As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 10.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.585% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.625% per annum to 8.125% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 10.500% per annum and Maximum Mortgage Rates ranging from 11.125% per annum to 16.500% per annum. As of the Cut-off Date, the weighted average

Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.775% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.516% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 13.517% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in October 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 26 months.

                  The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



            CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    PRINCIPAL BALANCE ($)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
 24,931-   50,000..........       302      $   13,091,223.17           0.87%
 50,001-  100,000..........     2,178         169,751,697.61          11.32
100,001-  150,000..........     2,298         288,454,381.75          19.23
150,001-  200,000..........     1,585         273,465,422.04          18.23
200,001-  250,000..........       775         173,722,626.13          11.58
250,001-  300,000..........       505         138,562,375.68           9.24
300,001-  350,000..........       372         121,255,436.48           8.08
350,001-  400,000..........       255          95,648,211.21           6.38
400,001-  450,000..........       173          73,429,256.38           4.90
450,001-  500,000..........       133          63,340,271.18           4.22
500,001-  550,000..........        90          47,786,162.62           3.19
550,001-  600,000..........        32          18,415,978.14           1.23
600,001-  650,000..........        22          13,743,851.85           0.92
650,001-  700,000..........         9           6,173,589.83           0.41
700,001-  750,000..........         3           2,162,242.04           0.14
950,001-  997,273..........         1             997,273.22           0.07
                                -----      -----------------        -------
  Total....................     8,733      $1,499,999,999.33         100.00%
                                =====      =================        =======


-------------------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $171,762.

                     CREDIT SCORES FOR THE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
     CREDIT SCORE                LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------      ---------   -----------------   -----------------
 541-  550...............           2      $      138,944.31           0.01%
 551-  575...............           7           1,320,564.08           0.09
 576-  600...............         118          16,082,890.62           1.07
 601-  625...............       2,351         323,456,599.95          21.56
 626-  650...............       1,975         307,400,869.62          20.49
 651-  675...............       1,842         333,922,315.58          22.26
 676-  700...............       1,069         218,388,388.20          14.56
 701-  725...............         655         135,635,616.36           9.04
 726-  750...............         400          92,213,499.08           6.15
 751-  775...............         215          50,209,141.33           3.35
 776-  800...............          85          18,841,698.48           1.26
 801-  816...............          14           2,389,471.72           0.16
                               ------      -----------------        -------
    Total................       8,733      $1,499,999,999.33         100.00%
                               ======      =================        =======

-------------------
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 664.

               ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                              % OF AGGREGATE
                          NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                          MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)      LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------------    ---------    -----------------     -----------------
180...................        66       $     7,275,855.63           0.49%
240...................         8             1,200,179.74           0.08
360...................     8,659         1,491,523,963.96          99.43
                          ------       ------------------         ------
    Total.............     8,733       $ 1,499,999,999.33         100.00%
                          ======       ==================         ======


-------------------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.



              REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                            NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
REMAINING TERM (MONTHS)       LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------     ---------    -----------------     -----------------
 176-  176.............           1       $      117,419.79            0.01%
 177-  178.............          37            4,023,759.93            0.27
 179-  180.............          28            3,134,675.91            0.21
 235-  236.............           1              112,594.06            0.01
 237-  238.............           5              902,911.66            0.06
 239-  240.............           2              184,674.02            0.01
 351-  352.............           1              158,924.29            0.01
 353-  354.............           6              561,687.96            0.04
 355-  356.............          63           10,511,652.21            0.70
 357-  358.............       4,927          850,169,385.35           56.68
 359-  360.............       3,662          630,122,314.15           42.01
                             ------       -----------------         -------
    Total..............       8,733       $1,499,999,999.33          100.00%
                             ======       =================         =======

-------------------
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 357 months.




                      PROPERTY TYPES OF THE MORTGAGE LOANS

                                                              % OF AGGREGATE
                          NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                          MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
   PROPERTY TYPE            LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
----------------------    ---------    -----------------     -----------------
Single Family ........     6,682       $1,081,853,171.85          72.12%
PUD(1)................     1,143          244,030,389.02          16.27
Condominium...........       604          104,110,893.17           6.94
2 Units...............       302           69,691,070.83           4.65
3 Units...............         2              314,474.46           0.02
                           -----       -----------------         ------
    Total.............     8,733       $1,499,999,999.33         100.00%
                           =====       =================         ======

-------------------
(1)  PUD refers to a home or "unit" in a Planned Unit Development.

                    OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                            NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
    OCCUPANCY STATUS          LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------------------    ---------    -----------------     -----------------
Primary.................      8,725       $1,498,026,924.70          99.87%
Second Home.............          7            1,600,140.34           0.11
Non-Owner...............          1              372,934.29           0.02
                             ------       -----------------         ------
    Total...............      8,733       $1,499,999,999.33         100.00%
                             ======       =================         ======

-------------------

(1)  Occupancy as represented by the mortgagor at the time of origination.




                          PURPOSE OF THE MORTGAGE LOANS

                                                                % OF AGGREGATE
                            NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
          PURPOSE             LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------   ---------    -----------------     -----------------
Purchase.................     6,545      $1,122,877,488.92          74.86%
Cash Out Refinance.......     1,797         311,992,277.88          20.80
Rate/Term Refinance......       391          65,130,232.53           4.34
                             ------      -----------------         ------
    Total................     8,733      $1,499,999,999.33         100.00%
                             ======      =================         ======




          COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)

                                                                                 % OF AGGREGATE
                                             NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                             MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-----------------------------------------    ---------    -----------------     -----------------
 55.97  -  60.00........................          1       $      149,576.03            0.01%
 60.01  -  65.00........................          1               39,531.78            0.00
 70.01  -  75.00........................          3            1,446,711.35            0.10
 75.01  -  80.00........................         11            2,448,351.56            0.16
 80.01  -  85.00........................          3              552,913.91            0.04
 85.01  -  90.00........................          3              696,783.93            0.05
 90.01  -  95.00........................        932          170,673,784.75           11.38
 95.01  - 100.00........................      7,621        1,296,343,377.62           86.42
100.01  - 103.00........................        158           27,648,968.40            1.84
                                             ------       -----------------         -------
   Total................................      8,733       $1,499,999,999.33          100.00%
                                             ======       =================         =======

-------------------
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 99.29%.

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                        RELATED TO THE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                            NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
       LOCATION               LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------   ---------    -----------------     -----------------
Alabama..................     104        $    9,870,390.79           0.66%
Arizona..................      83            14,481,584.39           0.97
Arkansas.................      30             3,908,131.83           0.26
California...............     925           312,496,033.09          20.83
Colorado.................     197            46,652,009.63           3.11
Connecticut..............      43             8,254,196.02           0.55
Delaware.................       1               125,262.13           0.01
District of Columbia.....       3               609,000.00           0.04
Florida..................     640           114,546,707.06           7.64
Georgia..................     337            57,994,698.49           3.87
Idaho....................      23             2,524,077.94           0.17
Illinois.................     589            96,323,972.43           6.42
Indiana..................     409            40,044,275.80           2.67
Iowa.....................      90             7,196,816.43           0.48
Kansas...................      64             9,800,827.53           0.65
Kentucky.................     177            19,691,326.07           1.31
Louisiana................      55             7,178,917.59           0.48
Maine....................      57             7,785,823.55           0.52
Maryland.................     158            31,322,595.12           2.09
Massachusetts............      76            20,061,521.80           1.34
Michigan.................     574            82,696,222.95           5.51
Minnesota................     241            47,211,223.80           3.15
Missouri.................     193            23,143,706.40           1.54
Montana..................       3               266,149.05           0.02
Nebraska.................      15             1,702,226.74           0.11
Nevada...................      91            20,070,540.41           1.34
New Hampshire............      30             6,166,936.38           0.41
New Jersey...............     154            34,286,243.19           2.29
New Mexico...............      22             2,501,920.22           0.17
New York.................     319            64,210,203.33           4.28
North Carolina...........     302            43,114,200.25           2.87
North Dakota.............       4               523,710.51           0.03
Ohio.....................     974           118,308,007.82           7.89
Oklahoma.................      73             7,920,148.21           0.53
Oregon...................     111            20,100,343.52           1.34
Pennsylvania.............     242            25,321,137.01           1.69
Rhode Island.............      22             4,445,339.45           0.30
South Carolina...........     138            17,801,952.43           1.19
South Dakota.............      10             1,177,562.41           0.08
Tennessee................     162            18,310,540.39           1.22
Texas....................     526            71,827,496.22           4.79
Utah.....................      69            10,906,117.95           0.73
Vermont..................       3               578,306.13           0.04
Virginia.................     109            23,827,136.87           1.59
Washington...............      99            18,498,214.17           1.23
West Virginia............      13             1,329,971.71           0.09
Wisconsin................     172            22,688,540.78           1.51
Wyoming..................       1               197,733.34           0.01
                           ------        -----------------        -------
    Total................   8,733        $1,499,999,999.33         100.00%
                           ======        =================        =======

-------------------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.24% in the 91913 ZIP Code.

                   DOCUMENTATION LEVELS OF THE MORTGAGE LOANS

                                                                      % OF AGGREGATE
                                  NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                                  MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
     DOCUMENTATION LEVEL            LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------------   ---------    -----------------     -----------------
Full Documentation.............    6,145       $  895,996,407.90          59.73%
Stated Plus Documentation......    1,475          406,465,243.23          27.10
No Income Verification.........    1,031          182,444,140.26          12.16
Limited Income Verification....       82           15,094,207.94           1.01
                                   -----       -----------------         ------
    Total......................    8,733       $1,499,999,999.33         100.00%
                                   =====       =================         ======




                 CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
 5.125  -  6.000.........         91      $   24,950,256.03         1.66%
 6.001  -  7.000.........      1,757         399,599,404.00        26.64
 7.001  -  8.000.........      3,896         696,674,321.27        46.44
 8.001  -  9.000.........      2,410         317,501,161.72        21.17
 9.001  - 10.000.........        556          59,444,898.54         3.96
10.001  - 10.500.........         23           1,829,957.77         0.12
                              ------      -----------------       ------
   Total.................      8,733      $1,499,999,999.33       100.00%
                               ======      =================      =======
-------------------
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.585% per annum.




                 GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
    GROSS MARGIN (%)           LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
3.625 - 4.000............          4      $      511,450.00          0.04%
4.001 - 5.000............        394          98,203,437.80          7.49
5.001 - 6.000............      4,280         853,013,524.66         65.04
6.001 - 7.000............      2,305         333,520,265.62         25.43
7.001 - 8.000............        241          26,205,085.69          2.00
8.001 - 8.125............          2             133,949.23          0.01
                              ------      -----------------        ------
  Total..................      7,226      $1,311,587,713.00        100.00%
                              ======      =================        ======

-------------------

(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.775% per annum.

       NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
01/01/05.................         3       $      705,300.00           0.05%
02/01/05.................         8            2,516,865.84           0.19
07/01/05.................         3              728,699.11           0.06
08/01/05.................         7            1,409,867.01           0.11
09/01/05.................         3              523,985.21           0.04
04/01/06.................         2              202,618.56           0.02
05/01/06.................         8            1,373,956.83           0.10
06/01/06.................       154           27,449,873.86           2.09
07/01/06.................     1,890          344,770,601.59          26.29
08/01/06.................     1,673          291,401,626.13          22.22
09/01/06.................     1,081          191,207,483.23          14.58
10/01/06.................       987          178,948,444.19          13.64
11/01/06.................         6              823,791.00           0.06
04/01/07.................         1               83,956.49           0.01
05/01/07.................         1              178,009.23           0.01
06/01/07.................        40            7,350,680.61           0.56
07/01/07.................       391           76,335,720.69           5.82
08/01/07.................       338           66,163,713.33           5.04
09/01/07.................       193           33,437,364.54           2.55
10/01/07.................       185           33,775,731.83           2.58
11/01/07.................         1               86,920.00           0.01
06/01/09.................        18            3,301,642.55           0.25
07/01/09.................       119           25,846,368.34           1.97
08/01/09.................        69           14,510,222.32           1.11
09/01/09.................        25            4,636,893.08           0.35
10/01/09.................        20            3,817,377.43           0.29
                             ------       -----------------        -------
    Total................     7,226       $1,311,587,713.00         100.00%
                             ======       =================        =======

-------------------

(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 26 months.

         MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
 MAXIMUM MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------    -----------------   -----------------
 11.125  - 12.000.........        90       $   24,584,556.03         1.87%
 12.001  - 13.000.........     1,684          384,559,921.90        29.32
 13.001  - 14.000.........     3,287          611,485,840.46        46.62
 14.001  - 15.000.........     1,761          244,401,077.87        18.63
 15.001  - 16.000.........       394           45,680,334.13         3.48
 16.001  - 16.500.........        10              875,982.61         0.07
                              ------       -----------------       ------
    Total.................     7,226       $1,311,587,713.00       100.00%
                              ======       =================       ======
-------------------

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 13.517% per annum.



         MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
 MINIMUM MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------    -----------------   -----------------
5.125-6.000...............         91       $   24,950,256.03         1.90%
6.001-7.000...............      1,683          384,194,221.90        29.29
7.001-8.000...............      3,287          611,485,840.46        46.62
8.001-9.000...............      1,761          244,401,077.87        18.63
9.001-10.000..............        394           45,680,334.13         3.48
10.001-10.500.............         10              875,982.61         0.07
                               ------       -----------------       ------
    Total.................      7,226       $1,311,587,713.00       100.00%
                               ======       =================       ======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.516% per annum.




       INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                                NUMBER OF   PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                MORTGAGE    OUTSTANDING AS OF  OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------   ---------   -----------------  -----------------
1.000........................        11     $    3,222,165.84        0.25%
2.000........................        13          2,662,551.33        0.20
3.000........................     7,202      1,305,702,995.83       99.55
                                  -----     -----------------      ------
    Total....................     7,226     $1,311,587,713.00      100.00%
                                  =====     =================      ======

-------------------

(1) Relates solely to initial rate adjustments.

     SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)

                                                             % OF AGGREGATE
                            NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                            MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
PERIODIC RATE CAP (%)         LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
----------------------      ---------   -----------------   -----------------
1.000.................       7,226      $1,311,587,713.00       100.00%
                             -----      -----------------       ------
    Total.............       7,226      $1,311,587,713.00       100.00%
                             =====      =================       ======

-------------------

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

         GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 99.84% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 99.23%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to May 2004 or after December 2004, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is November 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $145,751. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $145,615. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $416,643 or less than approximately $25,113.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 5.500% per annum and not more than 10.500% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.704% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 4.000% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 5.500% per annum to 10.500% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 16.500% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.782% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.635% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.636% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in October 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 26 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
PRINCIPAL BALANCE ($)          LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
 25,113 -  50,000........         161       $  6,921,837.65           1.10%
 50,001 - 100,000........       1,165         91,225,245.94          14.53
100,001 - 150,000........       1,290        161,590,574.32          25.74
150,001 - 200,000........         824        142,725,755.62          22.74
200,001 - 250,000........         426         95,282,417.20          15.18
250,001 - 300,000........         282         77,222,939.46          12.30
300,001 - 350,000........         148         47,002,170.79           7.49
350,001 - 400,000........          13          4,945,556.74           0.79
400,001 - 416,643........           2            829,892.79           0.13
                               ------       ---------------        -------
  Total..................       4,311       $627,746,390.51         100.00%
                                ======       ===============        =======
-------------------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $145,615.



                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                               % OF AGGREGATE
                           NUMBER OF     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF    OUTSTANDING AS OF
     CREDIT SCORE            LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
------------------------   ---------     -----------------    -----------------
 541-  550..............          1        $     39,531.78          0.01%
 551-  575..............          4             503,679.54          0.08
 576-  600..............         63           8,501,794.58          1.35
 601-  625..............      1,285         169,555,368.50         27.01
 626-  650..............        967         132,938,057.44         21.18
 651-  675..............        896         136,778,773.49         21.79
 676-  700..............        494          79,178,517.94         12.61
 701-  725..............        294          46,419,588.31          7.39
 726-  750..............        174          30,561,960.03          4.87
 751-  775..............         96          16,763,949.86          2.67
 776-  800..............         33           5,862,275.91          0.93
 801-  816..............          4             642,893.13          0.10
                             ------        ---------------       -------
    Total...............      4,311        $627,746,390.51        100.00%
                             ======        ===============       =======
-------------------

(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 657.

           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                           NUMBER OF      PRINCIPAL BALANCE    PRINCIPAL BALANCE
                           MORTGAGE       OUTSTANDING AS OF    OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)       LOANS        THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------    ---------      -----------------    -----------------
180 ...................        36          $  3,981,723.29            0.63%
240 ...................         3               392,313.34            0.06
360 ...................     4,272           623,372,353.88           99.30
                            -----          ---------------         -------
    Total..............     4,311          $627,746,390.51          100.00%
                            =====          ===============         =======
-------------------

(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 359 months.



          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                           NUMBER OF      PRINCIPAL BALANCE    PRINCIPAL BALANCE
                           MORTGAGE       OUTSTANDING AS OF    OUTSTANDING AS OF
REMAINING TERM (MONTHS)      LOANS        THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------    ---------      -----------------    -----------------
176 - 176..............           1        $    117,419.79           0.02%
177 - 178..............          21           2,404,264.51           0.38
179 - 180..............          14           1,460,038.99           0.23
237 - 238..............           2             294,472.11           0.05
239 - 240..............           1              97,841.23           0.02
353 - 354..............           2             142,623.44           0.02
355 - 356..............          28           3,852,043.68           0.61
357 - 358..............       2,459         358,052,529.87          57.04
359 - 360..............       1,783         261,325,156.89          41.63
                             ------        ---------------        -------
   Total...............       4,311        $627,746,390.51         100.00%
                             ======        ===============        =======
-------------------

(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months.



                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                            NUMBER OF     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                            MORTGAGE      OUTSTANDING AS OF    OUTSTANDING AS OF
     PROPERTY TYPE            LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
------------------------    ---------     -----------------    -----------------
Single Family ..........       3,303       $456,326,824.27          72.69%
PUD(1)..................         533         94,878,497.21          15.11
Condominium.............         323         48,319,301.97           7.70
2 Units.................         151         28,086,958.25           4.47
3 Units.................           1            134,808.81           0.02
                              ------       ---------------        -------
    Total...............       4,311       $627,746,390.51         100.00%
                              ======       ===============        =======
-------------------

(1) PUD refers to a home or "unit" in a Planned Unit Development.






                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
     OCCUPANCY STATUS           LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------    -----------------   -----------------
Primary...................      4,306       $626,596,869.50          99.82%
Second Home...............          5          1,149,521.01           0.18
                               ------       ---------------        -------
    Total.................      4,311       $627,746,390.51         100.00%
                               ======       ===============        =======
-------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.



                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                % OF AGGREGATE
                            NUMBER OF     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                            MORTGAGE      OUTSTANDING AS OF    OUTSTANDING AS OF
       PURPOSE                LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------   ---------     -----------------    -----------------
Purchase.................      3,177       $453,383,971.28           72.22%
Cash Out Refinance.......        921        142,020,261.06           22.62
Rate/Term Refinance......        213         32,342,158.17            5.15
                              ------       ---------------         -------
    Total................      4,311       $627,746,390.51          100.00%
                              ======       ===============         =======



     COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)

                                                                                  % OF AGGREGATE
                                               NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                                               MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)        LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
------------------------------------------     ---------    -----------------    -----------------
  64.52  -  65.00 .......................             1       $     39,531.78          0.01%
  70.01  -  75.00 .......................             1            187,838.13          0.03
  75.01  -  80.00 .......................             5            776,419.28          0.12
  80.01  -  85.00 .......................             1            178,500.00          0.03
  85.01  -  90.00 .......................             1            283,446.53          0.05
  90.01  -  95.00 .......................           471         78,391,767.05         12.49
  95.01  - 100.00 .......................         3,831        547,888,887.74         87.28
                                                 ------       ---------------        ------
    Total................................         4,311       $627,746,390.51        100.00%
                                                 ======       ===============        ======

-------------------

(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 99.23%.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED
                        TO THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                            NUMBER OF    PRINCIPAL BALANCE     PRINCIPAL BALANCE
                            MORTGAGE     OUTSTANDING AS OF     OUTSTANDING AS OF
         LOCATION             LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------------------   ---------    -----------------     -----------------
Alabama..................         56      $   5,437,104.32            0.87%
Arizona..................         45          7,080,601.68            1.13
Arkansas.................         16          1,786,096.69            0.28
California...............        241         58,714,745.43            9.35
Colorado.................         87         17,021,121.22            2.71
Connecticut..............         20          3,476,682.50            0.55
Delaware.................          1            125,262.13            0.02
District of Columbia.....          2            359,000.00            0.06
Florida..................        320         52,062,443.11            8.29
Georgia..................        184         28,787,067.65            4.59
Idaho....................         16          1,671,661.73            0.27
Illinois.................        299         46,054,764.19            7.34
Indiana..................        227         22,001,414.25            3.50
Iowa.....................         51          3,845,215.21            0.61
Kansas...................         33          4,731,353.18            0.75
Kentucky.................         86          9,622,880.26            1.53
Louisiana................         32          3,781,768.32            0.60
Maine....................         31          4,497,481.66            0.72
Maryland.................         74         13,053,201.08            2.08
Massachusetts............         30          6,622,925.89            1.06
Michigan.................        290         39,800,670.70            6.34
Minnesota................        132         23,630,303.43            3.76
Missouri.................        106         11,575,536.12            1.84
Montana..................          2             92,846.36            0.01
Nebraska.................          9          1,029,187.09            0.16
Nevada...................         32          6,399,163.81            1.02
New Hampshire............         19          3,985,514.03            0.63
New Jersey...............         73         14,431,107.79            2.30
New Mexico...............         15          1,525,075.35            0.24
New York.................        147         24,481,616.85            3.90
North Carolina...........        156         21,691,424.25            3.46
North Dakota.............          1            142,680.15            0.02
Ohio.....................        513         61,750,760.99            9.84
Oklahoma.................         39          4,597,921.79            0.73
Oregon...................         59         10,508,466.95            1.67
Pennsylvania.............        140         15,106,963.96            2.41
Rhode Island.............         12          2,166,898.25            0.35
South Carolina...........         74          9,394,319.45            1.50
South Dakota.............          6            732,942.86            0.12
Tennessee................         86          8,974,036.70            1.43
Texas....................        288         36,174,104.13            5.76
Utah.....................         48          7,181,006.17            1.14
Vermont..................          2            269,593.21            0.04
Virginia.................         46          8,136,142.14            1.30
Washington...............         59          9,760,096.55            1.55
West Virginia............          6            760,975.60            0.12
Wisconsin................         99         12,516,511.99            1.99
Wyoming..................          1            197,733.34            0.03
                              ------      ----------------         -------
    Total................      4,311      $ 627,746,390.51          100.00%
                              ======      ================         =======
-------------------

(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.24% in the 33024 ZIP Code.

              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    DOCUMENTATION LEVEL          LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
Full Documentation...........     3,168      $426,510,513.04         67.94%
Stated Plus Documentation....       565       108,822,746.41         17.34
No Income Verification.......       536        85,231,059.58         13.58
Limited Income Verification..        42         7,182,071.48          1.14
                                 ------      ---------------       -------
    Total....................     4,311      $627,746,390.51        100.00%
                                 ======      ===============       =======



             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
  5.500  -  6.000........          37      $   7,577,205.92         1.21%
  6.001  -  7.000........         786        140,802,190.09        22.43
  7.001  -  8.000........       1,884        288,421,102.69        45.95
  8.001  -  9.000........       1,270        155,087,801.79        24.71
  9.001  - 10.000........         320         34,525,718.55         5.50
 10.001  - 10.500........          14          1,332,371.47         0.21
                               ------      ----------------      -------
    Total................       4,311      $ 627,746,390.51       100.00%
                               ======      ================      =======
-------------------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.704% per annum.



         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                            NUMBER OF     PRINCIPAL BALANCE    PRINCIPAL BALANCE
                            MORTGAGE      OUTSTANDING AS OF    OUTSTANDING AS OF
GROSS MARGIN (%)              LOANS       THE CUT-OFF DATE      THE CUT-OFF DATE
------------------------    ---------     -----------------    -----------------
4.000  -  4.000.........          2        $    264,200.00            0.05%
4.001  -  5.000.........        156          29,289,567.29            5.41
5.001  -  6.000.........      2,034         330,805,217.80           61.15
6.001  -  7.000.........      1,215         164,996,870.35           30.50
7.001  -  8.000.........        141          15,597,677.21            2.88
                              -----        ---------------         -------
  Total.................      3,548        $540,953,532.65          100.00%
                              =====        ===============         =======
-------------------

(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.872% per annum.

   NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                               % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
 NEXT RATE ADJUSTMENT DATE     LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------   ---------    -----------------   -----------------
01/01/05..................         2       $    333,450.00          0.06%
02/01/05..................         3            576,400.00          0.11
07/01/05..................         1            229,666.00          0.04
08/01/05..................         3            642,219.78          0.12
09/01/05..................         1            140,690.72          0.03
05/01/06..................         1             58,666.95          0.01
06/01/06..................        73         10,989,328.52          2.03
07/01/06..................       941        144,574,151.09         26.73
08/01/06..................       806        120,304,308.82         22.24
09/01/06..................       548         79,411,962.52         14.68
10/01/06..................       477         68,837,258.13         12.73
11/01/06..................         3            449,250.00          0.08
04/01/07..................         1             83,956.49          0.02
05/01/07..................         1            178,009.23          0.03
06/01/07..................        23          3,480,307.42          0.64
07/01/07..................       178         28,900,643.68          5.34
08/01/07..................       160         27,487,600.62          5.08
09/01/07..................       104         15,844,849.65          2.93
10/01/07..................        97         15,675,404.57          2.90
11/01/07..................         1             86,920.00          0.02
06/01/09..................        12          2,323,150.41          0.43
07/01/09..................        51          9,644,677.09          1.78
08/01/09..................        36          6,558,758.22          1.21
09/01/09..................        14          2,619,481.10          0.48
10/01/09..................        11          1,522,421.64          0.28
                              ------       ---------------       -------
    Total.................     3,548       $540,953,532.65        100.00%
                              ======       ===============       =======
-------------------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 26 months.



     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)       LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------    ---------   -----------------    -----------------
 11.500  - 12.000.........          37      $  7,577,205.92            1.40%
 12.001  - 13.000.........         755       135,780,626.30           25.10
 13.001  - 14.000.........       1,573       248,951,037.92           46.02
 14.001  - 15.000.........         944       120,834,988.81           22.34
 15.001  - 16.000.........         232        27,071,227.34            5.00
 16.001  - 16.500.........           7           738,446.36            0.14
                                ------      ---------------         -------
    Total.................       3,548      $540,953,532.65          100.00%
                                ======      ===============         =======
-------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.636% per annum.



     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
MINIMUM MORTGAGE RATE (%)       LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------     ---------    -----------------   -----------------
 5.500 -  6.000..........         37        $  7,577,205.92            1.40%
 6.001 -  7.000..........        755         135,780,626.30           25.10
 7.001 -  8.000..........      1,573         248,951,037.92           46.02
 8.001 -  9.000..........        944         120,834,988.81           22.34
 9.001 - 10.000..........        232          27,071,227.34            5.00
10.001 - 10.500..........          7             738,446.36            0.14
                               -----        ---------------         -------
   Total.................      3,548        $540,953,532.65          100.00%
                               =====        ===============         =======
-------------------

(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.635% per annum.



   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                                NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------   ---------  -----------------   -----------------
1.000........................          5     $    909,850.00           0.17%
2.000........................          5        1,012,576.50           0.19
3.000........................      3,538      539,031,106.15          99.64
                                  ------     ---------------        -------
    Total....................      3,548     $540,953,532.65         100.00%
                                  ======     ===============        =======
-------------------

(1)  Relates solely to initial rate adjustments.



 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
  PERIODIC RATE CAP (%)          LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------     ---------   -----------------   -----------------
1.000.....................        3,548     $540,953,532.65         100.00%
                                 ------     ---------------        -------
    Total.................        3,548     $540,953,532.65         100.00%
                                 ======     ===============        =======
-------------------

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

         GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         99.65% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 103.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 99.34%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         All of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to April 2004 or after December 2004, or has a remaining term to maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $197,399. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $197,253. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $997,273 or less than approximately $24,931.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 5.125% per annum and not more than 10.375% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.500% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.625% per annum to 8.125% per annum, Minimum Mortgage Rates ranging from 5.125% per annum to 10.375% per annum and Maximum Mortgage Rates ranging from 11.125% per annum to 16.375% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.707% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.433% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.433% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in October 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 26 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
  PRINCIPAL BALANCE ($)          LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
 24,931-   50,000..........         141      $  6,169,385.52         0.71%
 50,001-  100,000..........       1,013        78,526,451.67         9.00
100,001-  150,000..........       1,008       126,863,807.43        14.54
150,001-  200,000..........         761       130,739,666.42        14.99
200,001-  250,000..........         349        78,440,208.93         8.99
250,001-  300,000..........         223        61,339,436.22         7.03
300,001-  350,000..........         224        74,253,265.69         8.51
350,001-  400,000..........         242        90,702,654.47        10.40
400,001-  450,000..........         171        72,599,363.59         8.32
450,001-  500,000..........         133        63,340,271.18         7.26
500,001-  550,000..........          90        47,786,162.62         5.48
550,001-  600,000..........          32        18,415,978.14         2.11
600,001-  650,000..........          22        13,743,851.85         1.58
650,001-  700,000..........           9         6,173,589.83         0.71
700,001-  750,000..........           3         2,162,242.04         0.25
950,001-  997,273..........           1           997,273.22         0.11
                                 ------      ---------------      -------
  Total....................       4,422      $872,253,608.82       100.00%
                                 ======      ===============      =======
-------------------

(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $197,253.



                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                                              % OF AGGREGATE
                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                             MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    CREDIT SCORE               LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------    ---------   -----------------   -----------------
543 - 550................         1       $     99,412.53          0.01%
551 - 575................         3            816,884.54          0.09
576 - 600................        55          7,581,096.04          0.87
601 - 625................     1,066        153,901,231.45         17.64
626 - 650................     1,008        174,462,812.18         20.00
651 - 675................       946        197,143,542.09         22.60
676 - 700................       575        139,209,870.26         15.96
701 - 725................       361         89,216,028.05         10.23
726 - 750................       226         61,651,539.05          7.07
751 - 775................       119         33,445,191.47          3.83
776 - 800................        52         12,979,422.57          1.49
801 - 816................        10          1,746,578.59          0.20
                              -----       ---------------        ------
   Total.................     4,422       $872,253,608.82        100.00%
                              =====       ===============        ======
-------------------

(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 669.

          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                              % OF AGGREGATE
                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                             MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
  ORIGINAL TERM (MONTHS)       LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------    ---------   -----------------   -----------------
180 .....................          30     $  3,294,132.34           0.38%
240 .....................           5          807,866.40           0.09
360 .....................       4,387      868,151,610.08          99.53
                               ------     ---------------         ------
    Total................       4,422     $872,253,608.82         100.00%
                               ======     ===============         ======

-------------------
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.



          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
 REMAINING TERM (MONTHS)         LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
177 - 178..................          16      $  1,619,495.42          0.19%
179 - 180..................          14         1,674,636.92          0.19
235 - 236..................           1           112,594.06          0.01
237 - 238..................           3           608,439.55          0.07
239 - 240..................           1            86,832.79          0.01
351 - 352..................           1           158,924.29          0.02
353 - 354..................           4           419,064.52          0.05
355 - 356..................          35         6,659,608.53          0.76
357 - 358..................       2,468       492,116,855.48         56.42
359 - 360..................       1,879       368,797,157.26         42.28
                                 ------      ---------------        ------
   Total...................       4,422      $872,253,608.82        100.00%
                                 ======      ===============        ======
------------------

(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.



                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                               % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    PROPERTY TYPE               LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------   -----------------   -----------------
Single Family ............       3,379      $625,526,347.58         71.71%
PUD(1)....................         610       149,151,891.81         17.10
Condominium...............         281        55,791,591.20          6.40
2 Units...................         151        41,604,112.58          4.77
3 Units...................           1           179,665.65          0.02
                                ------      ---------------        ------
    Total.................       4,422      $872,253,608.82        100.00%
                                ======      ===============        ======
-------------------

(1)  PUD refers to a home or "unit" in a Planned Unit Development.

               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
   OCCUPANCY STATUS              LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
Primary....................       4,419      $871,430,055.20        99.91%
Second Home................           2           450,619.33         0.05
Non-owner..................           1           372,934.29         0.04
                                 ------      ---------------       ------
    Total..................       4,422      $872,253,608.82       100.00%
                                 ======      ===============       ======
-------------------

(1)  Occupancy as represented by the mortgagor at the time of origination.



                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
        PURPOSE                  LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
----------------------------   ---------   -----------------   -----------------
Purchase....................      3,368     $669,493,517.64         76.75%
Cash Out Refinance..........        876      169,972,016.82         19.49
Rate/Term Refinance.........        178       32,788,074.36          3.76
                                 ------     ---------------        ------
    Total...................      4,422     $872,253,608.82        100.00%
                                 ======     ===============        ======



   COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)

                                                                              % OF AGGREGATE
                                             NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                             MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------------------    ---------   -----------------   -----------------
  55.97  -  60.00........................           1     $    149,576.03          0.02%
  70.01  -  75.00........................           2        1,258,873.22          0.14
  75.01  -  80.00........................           6        1,671,932.28          0.19
  80.01  -  85.00........................           2          374,413.91          0.04
  85.01  -  90.00........................           2          413,337.40          0.05
  90.01  -  95.00........................         461       92,282,017.70         10.58
  95.01  - 100.00........................       3,790      748,454,489.88         85.81
 100.01  - 103.00........................         158       27,648,968.40          3.17
                                               ------     ---------------        ------
    Total................................       4,422     $872,253,608.82        100.00%
                                               ======     ===============        ======

-------------------

(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 99.34%.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED
                       TO THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
     LOCATION                    LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------     ---------   -----------------   -----------------
Alabama...................         48       $  4,433,286.47           0.51%
Arizona...................         38          7,400,982.71           0.85
Arkansas..................         14          2,122,035.14           0.24
California................        684        253,781,287.66          29.09
Colorado..................        110         29,630,888.41           3.40
Connecticut...............         23          4,777,513.52           0.55
District of Columbia......          1            250,000.00           0.03
Florida...................        320         62,484,263.95           7.16
Georgia...................        153         29,207,630.84           3.35
Idaho.....................          7            852,416.21           0.10
Illinois..................        290         50,269,208.24           5.76
Indiana...................        182         18,042,861.55           2.07
Iowa......................         39          3,351,601.22           0.38
Kansas....................         31          5,069,474.35           0.58
Kentucky..................         91         10,068,445.81           1.15
Louisiana.................         23          3,397,149.27           0.39
Maine.....................         26          3,288,341.89           0.38
Maryland..................         84         18,269,394.04           2.09
Massachusetts.............         46         13,438,595.91           1.54
Michigan..................        284         42,895,552.25           4.92
Minnesota.................        109         23,580,920.37           2.70
Missouri..................         87         11,568,170.28           1.33
Montana...................          1            173,302.69           0.02
Nebraska..................          6            673,039.65           0.08
Nevada....................         59         13,671,376.60           1.57
New Hampshire.............         11          2,181,422.35           0.25
New Jersey................         81         19,855,135.40           2.28
New Mexico................          7            976,844.87           0.11
New York..................        172         39,728,586.48           4.55
North Carolina............        146         21,422,776.00           2.46
North Dakota..............          3            381,030.36           0.04
Ohio......................        461         56,557,246.83           6.48
Oklahoma..................         34          3,322,226.42           0.38
Oregon....................         52          9,591,876.57           1.10
Pennsylvania..............        102         10,214,173.05           1.17
Rhode Island..............         10          2,278,441.20           0.26
South Carolina............         64          8,407,632.98           0.96
South Dakota..............          4            444,619.55           0.05
Tennessee.................         76          9,336,503.69           1.07
Texas.....................        238         35,653,392.09           4.09
Utah......................         21          3,725,111.78           0.43
Vermont...................          1            308,712.92           0.04
Virginia..................         63         15,690,994.73           1.80
Washington................         40          8,738,117.62           1.00
West Virginia.............          7            568,996.11           0.07
Wisconsin.................         73         10,172,028.79           1.17
                               ------       ---------------        -------
    Total.................      4,422       $872,253,608.82         100.00%
                               ======       ===============        =======
-------------------

(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.42% in the 91913 ZIP Code.

             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
    DOCUMENTATION LEVEL            LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
------------------------------   ---------  -----------------  -----------------
Full Documentation............    2,977      $469,485,894.86        53.82%
Stated Plus Documentation.....      910       297,642,496.82        34.12
No Income Verification........      495        97,213,080.68        11.15
Limited Income Verification...       40         7,912,136.46         0.91
                                  -----      ---------------       ------
    Total.....................    4,422      $872,253,608.82       100.00%
                                  =====      ===============       ======



            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
 5.125  -  6.000...........         54      $ 17,373,050.11           1.99%
 6.001  -  7.000...........        971       258,797,213.91          29.67
 7.001  -  8.000...........      2,012       408,253,218.58          46.80
 8.001  -  9.000...........      1,140       162,413,359.93          18.62
 9.001  - 10.000...........        236        24,919,179.99           2.86
10.001  - 10.375...........          9           497,586.30           0.06
                                ------      ---------------         ------
   Total...................      4,422      $872,253,608.82         100.00%
                                ======      ===============         ======

-------------------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.500% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
  GROSS MARGIN (%)               LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------     ---------   -----------------   -----------------
3.625 - 4.000.............           2      $    247,250.00          0.03%
4.001 - 5.000.............         238        68,913,870.51          8.94
5.001 - 6.000.............       2,246       522,208,306.86         67.76
6.001 - 7.000.............       1,090       168,523,395.27         21.87
7.001 - 8.000.............         100        10,607,408.48          1.38
8.001 - 8.125.............           2           133,949.23          0.02
                                ------      ---------------        ------
  Total...................       3,678      $770,634,180.35        100.00%
                                ======      ===============        ======
-------------------

(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.707% per annum.




  NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                               % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE       LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------   -----------------   -----------------
01/01/05..................         1       $    371,850.00           0.05%
02/01/05..................         5          1,940,465.84           0.25
07/01/05..................         2            499,033.11           0.06
08/01/05..................         4            767,647.23           0.10
09/01/05..................         2            383,294.49           0.05
04/01/06..................         2            202,618.56           0.03
05/01/06..................         7          1,315,289.88           0.17
06/01/06..................        81         16,460,545.34           2.14
07/01/06..................       949        200,196,450.50          25.98
08/01/06..................       867        171,097,317.31          22.20
09/01/06..................       533        111,795,520.71          14.51
10/01/06..................       510        110,111,186.06          14.29
11/01/06..................         3            374,541.00           0.05
06/01/07..................        17          3,870,373.19           0.50
07/01/07..................       213         47,435,077.01           6.16
08/01/07..................       178         38,676,112.71           5.02
09/01/07..................        89         17,592,514.89           2.28
10/01/07..................        88         18,100,327.26           2.35
06/01/09..................         6            978,492.14           0.13
07/01/09..................        68         16,201,691.25           2.10
08/01/09..................        33          7,951,464.10           1.03
09/01/09..................        11          2,017,411.98           0.26
10/01/09..................         9          2,294,955.79           0.30
                               -----       ---------------         ------
    Total.................     3,678       $770,634,180.35         100.00%
                               =====       ===============         ======
-------------------

(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 26 months.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------     ---------   -----------------   -----------------
 11.125  - 12.000.........          53      $ 17,007,350.11           2.21%
 12.001  - 13.000.........         929       248,779,295.60          32.28
 13.001  - 14.000.........       1,714       362,534,802.54          47.04
 14.001  - 15.000.........         817       123,566,089.06          16.03
 15.001  - 16.000.........         162        18,609,106.79           2.41
 16.001  - 16.375.........           3           137,536.25           0.02
                                 -----      ---------------         ------
    Total.................       3,678      $770,634,180.35         100.00%
                                 =====      ===============         ======
-------------------

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.433% per annum.



    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
MINIMUM MORTGAGE RATE (%)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------     ---------   -----------------   -----------------
 5.125 -  6.000...........          54      $ 17,373,050.11           2.25%
 6.001 -  7.000...........         928       248,413,595.60          32.23
 7.001 -  8.000...........       1,714       362,534,802.54          47.04
 8.001 -  9.000...........         817       123,566,089.06          16.03
 9.001 - 10.000...........         162        18,609,106.79           2.41
10.001 - 10.375...........           3           137,536.25           0.02
                                ------      ---------------         ------
   Total..................       3,678      $770,634,180.35         100.00%
                                ======      ===============         ======
-------------------

(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.433% per annum.



  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                                NUMBER OF  PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                MORTGAGE   OUTSTANDING AS OF   OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     LOANS    THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------   ---------  -----------------   -----------------
1.000........................        6      $  2,312,315.84           0.30%
2.000........................        8         1,649,974.83           0.21
3.000........................    3,664       766,671,889.68          99.49
                                 -----      ---------------         ------
    Total....................    3,678      $770,634,180.35         100.00%
                                 =====      ===============         ======
-------------------

(1)  Relates solely to initial rate adjustments.

 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                               % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
PERIODIC RATE CAP (%)           LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------    ---------   -----------------   -----------------
1.000.....................      3,678       $770,634,180.35        100.00%
                                -----       ---------------        ------
    Total.................      3,678       $770,634,180.35        100.00%
                                =====       ===============        ======
-------------------

(1)  Relates to all rate adjustments subsequent to initial rate adjustments.